UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2025

Better Home & Finance Holding Company
(Exact name of registrant as specified in its charter)

Delaware	001-40143	93-3029990
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 World Trade Center
285 Fulton St., 80th Floor Suite A
New York,	NY	10007
(Address of principal executive offices) (Zip Code)
(415) 523-8837
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BETR	The Nasdaq Stock Market LLC
Warrants to purchase shares of Class A common stock	BETRW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2025, Kevin Ryan, the Chief Financial Officer of Better Home & Finance Holding Company (the “Company”), announced that he would retire from the Company to pursue other opportunities. The Company has commenced a comprehensive search process to identify the next Chief Financial Officer. To ensure leadership continuity, Mr. Ryan will assist in the smooth and orderly transition of the Chief Financial Officer duties.

This transition is without cause and Mr. Ryan has informed the Company that it is not due to any disagreement with the Board, the Company or management on any matter relating to the Company’s operations, policies or practices. Mr. Ryan shared that "[t]he last 5 years I have spent at Better have been the most rewarding of my career. Vishal and the team have built an AI first company that is ready for the next stage of its evolution as the market improves and technological advancement in the industry accelerates. There is no company in the world better positioned to take advantage of these changes. As I transition, I will do everything I possibly can to support Better on its path to the next stage of market leadership. Congratulations to the Better team on all we have built and will continue to build."

“Kevin has done so much for Better in the past 5 years, from preparing us to IPO, to negotiating with our investors over $1.25 bln of additional capital raised, to working with us post public listing to build our finance functions as a public company. We are indebted to him for all of his contributions and wish him the best of success in whatever he chooses to pursue in the future.”, said Vishal Garg, Founder & CEO.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BETTER HOME & FINANCE HOLDING COMPANY

Date: October 3, 2025	By:	/s/ Paula Tuffin
	Name:	Paula Tuffin
	Title:	General Counsel, Chief Compliance Officer and Corporate Secretary